EXHIBIT 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the report on Form 10-KSB of Pacific Ethanol, Inc. (the "Company") for the year ended December 31, 2005 (the "Report"), the undersigned hereby certify in their capacities as Chief Executive Officer and Chief Financial Officer of the Company, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 14, 2006           By: /s/ NEIL M. KOEHLER
                                    --------------------------------------------
                                    Neil M. Koehler
                                    Chief Executive Officer (principal executive
                                    officer)


Dated: April 14, 2006           By: /s/ WILLIAM G. LANGLEY
                                    --------------------------------------------
                                    William G. Langley
                                    Chief Financial Officer (principal financial
                                    officer)

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.